Exhibit 21
CAESARS ENTERTAINMENT, INC.
LIST OF SUBSIDIARIES
As of February 26, 2021

Name	Jurisdiction of Incorporation
1300 WSED, LLC	Delaware
1301 WSED, LLC	Maryland
1400 WSED, LLC	Delaware
3535 LV Corp.	Nevada
3535 LV Newco, LLC	Delaware
AC Conference Holdco., LLC	Delaware
AC Conference Newco., LLC	Delaware
Aster Insurance Ltd.	Bermuda
Aztar Indiana Gaming Company, LLC	Indiana
Aztar Riverboat Holding Company, LLC	Indiana
Bally's Las Vegas Manager, LLC	Delaware
Bally's Park Place, LLC	New Jersey
Benco, LLC	Nevada
BL Development, LLC	Minnesota
Black Hawk Holdings, L.L.C.	Colorado
Boardwalk Regency LLC	New Jersey
Burlington Street Services Limited	United Kingdom
BV Manager, LLC	Delaware
Caesars Asia Limited	Hong Kong
Caesars Bahamas Investment Corporation	Bahamas
Caesars Bahamas Management Corporation	Bahamas
Caesars Baltimore Acquisition Company, LLC	Delaware
Caesars Baltimore Investment Company, LLC	Delaware
Caesars Baltimore Management Company, LLC	Delaware
Caesars Cayman Finance Limited	Cayman Islands
Caesars Cayman Finance 2 Limited	Cayman Islands
Caesars Convention Center Owner, LLC	Delaware
Caesars Dubai, LLC	Delaware
Caesars Enterprise Services, LLC (1)	Delaware
Caesars Entertainment Japan, LLC	Delaware
Caesars Entertainment UK Ltd.	United Kingdom
Caesars Entertainment Windsor Limited	Canada
Caesars Growth Bally's LV, LLC	Delaware
Caesars Growth Baltimore Fee, LLC	Delaware
Caesars Growth Cromwell, LLC	Delaware
Caesars Growth Harrah's New Orleans, LLC	Delaware
Caesars Growth Partners, LLC	Delaware
Caesars Growth PH Fee, LLC	Delaware
Caesars Growth PH, LLC	Delaware
Caesars Growth Quad, LLC	Delaware
Caesars Holdings, Inc.	Delaware
Caesars Hospitality, LLC	Delaware
Caesars Interactive Entertainment New Jersey, LLC	Delaware
Caesars Interactive Entertainment, LLC	Delaware

Exhibit 21

Name	Jurisdiction of Incorporation
Caesars Interactive Holdco, LLC	Delaware
Caesars International Hospitality, LLC	Delaware
Caesars Korea Holding Company, LLC	Delaware
Caesars Korea Services, LLC	Delaware
Caesars License Company, LLC	Nevada
Caesars Linq, LLC	Delaware
Caesars Massachusetts Investment Company, LLC	Delaware
Caesars Mayfair Limited	United Kingdom
Caesars Nevada Newco LLC	Nevada
Caesars New Jersey, LLC	New Jersey
Caesars Octavius, LLC	Delaware
Caesars Ontario Holding, Inc.	Canada
Caesars Palace LLC	Delaware
Caesars Palace Realty LLC	Nevada
Caesars Parlay Holding, LLC	Delaware
Caesars Resort Collection, LLC	Delaware
Caesars Riverboat Casino, LLC	Indiana
Caesars Trex, Inc.	Delaware
Caesars UK Holdings Limited	United Kingdom
Caesars UK Interactive Holdings Limited	United Kingdom
Caesars Virginia, LLC	Delaware
Caesars World International Corporation (S) PTE, Ltd.	Singapore
Caesars World International Far East Limited	Hong Kong
Caesars World, LLC	Florida
Caesars World Marketing LLC	New Jersey
Caesars World Merchandising, LLC	Nevada
California Clearing Corporation	California
Capri Insurance Corporation	Hawaii
Catfish Queen Partnership in Commendam	Louisiana
Casino Computer Programming, Inc.	Indiana
CBAC Borrower, LLC	Delaware
CBAC Gaming, LLC (2)	Delaware
CBAC Holding Company, LLC	Delaware
CC-Reno, LLC	Nevada
CCR Newco, LLC	Nevada
CCSC/Blackhawk, Inc.	Colorado
Centaur Acquisition, LLC	Indiana
Centaur Colorado, LLC	Delaware
Centaur Holdings, LLC	Delaware
Centroplex Centre Convention Hotel, L.L.C.	Louisiana
CEOC, LLC	Delaware
CEWL Holdco, LLC	Delaware
Chester Downs and Marina LLC	Pennsylvania
Chester Facility Holding Company, LLC	Delaware
Christian County Land Acquisition Company, LLC	Delaware
CIE Growth, LLC	Delaware
Circus and Eldorado Joint Venture	Nevada

Exhibit 21

Name	Jurisdiction of Incorporation
Columbia Properties Tahoe, LLC	Nevada
Columbus Southeast Hotel Group, LLC(3)	Ohio
Corner Investment Company, LLC	Nevada
CPLV Manager, LLC	Delaware
CR Baltimore Holdings, LLC (4)	Delaware
CRC Finco, Inc.	Delaware
Cromwell Manager, LLC	Delaware
CRS Annex, LLC	Nevada
Des Plaines Development Limited Partnership (5)	Delaware
Desert Palace, LLC	Nevada
Downtown Management Company, LLC	Nevada
Eastside Convention Center, LLC	Delaware
Eldo Fit, LLC	Nevada
Eldorado Holdco LLC	Nevada
Eldorado Interactive, LLC	Nevada
Eldorado Limited Liability Company	Nevada
Eldorado Resorts, LLC	Nevada
Elgin Holdings I, LLC	Delaware
Elgin Holdings II, LLC	Delaware
Elgin Riverboat Resort - Riverboat Casino	Illinois
Emerald Safari Resort (Pty) Limited (6)	South Africa
Entertainment RMG Canada, Inc.	Canada
Flamingo CERP Manager, LLC	Nevada
Flamingo Las Vegas Operating Company, LLC	Nevada
GB Investor, LLC	Delaware
Giles Road Developer, LLC	Delaware
Golden Nugget Club Limited	United Kingdom
Grand Casinos of Biloxi, LLC	Minnesota
Grand Casinos, Inc.	Minnesota
Harrah South Shore Corporation	California
Harrah's Arizona Corporation	Nevada
Harrah's Atlantic City Operating Company, LLC	New Jersey
Harrah's Atlantic City Propco, LLC	Delaware
Harrah's Bossier City Investment Company, LLC	Louisiana
Harrah's Chester Downs Investment Company, LLC	Delaware
Harrah's Chester Downs Management Company, LLC	Nevada
Harrah's Illinois LLC	Nevada
Harrah's Interactive Investment Company	Nevada
Harrah's Iowa Arena Management, LLC	Delaware
Harrah's Las Vegas, LLC	Nevada
Harrah's Laughlin, LLC	Nevada
Harrah's Management Company	Nevada
Harrah's NC Casino Company, LLC	North Carolina
Harrah's New Orleans Management Company, LLC	Nevada
Harrah's North Kansas City LLC	Missouri
Harrah's Operating Company Memphis, LLC	Delaware
Harrah's Shreveport/Bossier City Investment Company, LLC	Delaware

Exhibit 21

Name	Jurisdiction of Incorporation
Harveys BR Management Company, Inc.	Nevada
Harveys Iowa Management Company, LLC	Nevada
Harveys Tahoe Management Company, LLC	Nevada
HBR Realty Company, LLC	Nevada
HCAL, LLC	Nevada
HLV CERP Manager, LLC	Nevada
Hole in the Wall, LLC	Nevada
Hoosier Park, LLC	Indiana
Horseshoe Cincinnati Management, LLC	Delaware
Horseshoe Entertainment	Louisiana
Horseshoe Gaming Holding, LLC	Delaware
Horseshoe GP, LLC	Nevada
Horseshoe Hammond, LLC	Indiana
HP Dining & Entertainment, LLC	Indiana
HP Dining & Entertainment II, LLC	Indiana
HTM Holding, LLC	Nevada
IC Holdings Colorado, Inc.	Colorado
Inter Casino Management (Egypt) Limited	Isle of Man
IOC Black Hawk County, Inc.	Iowa
IOC Black Hawk Distribution Company, LLC	Colorado
IOC Holdings, L.L.C.	Louisiana
IOC Manufacturing, Inc.	MS
IOC Pittsburgh, Inc.	Pennsylvania
IOC Services, LLC	Delaware
IOC-Boonville, Inc.	Nevada
IOC-Lula, Inc.	Mississippi
IOC-Natchez, Inc.	Mississippi
IOC-PA, L.L.C.	Pennsylvania
IOC-Vicksburg, Inc.	Delaware
IOC-Vicksburg, L.L.C.	Delaware
Isle of Capri Bettendorf, LLC	Iowa
Isle of Capri Bettendorf Marina Corporation	Iowa
Isle of Capri Black Hawk, LLC	Colorado
Isle of Capri Casinos, LLC	Delaware
Isle Promotional Association, Inc.	Colorado
Jazz Casino Company, LLC	Louisiana
JCC Fulton Development, LLC	Louisiana
JCC Holding Company II, LLC	Delaware
JGB Vegas Retail Lessee, LLC (7)	Nevada
Keystone State Development, Inc.	Pennsylvania
Joliet Manager, LLC	Delaware
Lady Luck Gaming Corporation	Delaware
Lady Luck Vicksburg, Inc.	Mississippi
Laughlin CERP Manager, LLC	Nevada
Laundry Newco, LLC	Delaware
LCI (Overseas) Investments (Pty) Ltd.	South Africa
Lighthouse Point, LLC	Mississippi

Exhibit 21

Name	Jurisdiction of Incorporation
LINQCUP, LLC	Delaware
London Clubs (Overseas) Limited	United Kingdom
London Clubs Brighton Limited	United Kingdom

Exhibit 21

Name	Jurisdiction of Incorporation
London Clubs Glasgow Limited	Scotland
London Clubs Holdings Limited	United Kingdom
London Clubs International Limited	United Kingdom
London Clubs Leeds Limited	United Kingdom
London Clubs LSQ Limited	United Kingdom
London Clubs Management Limited	United Kingdom
London Clubs Manchester Limited	United Kingdom
London Clubs Nottingham Limited	United Kingdom
London Clubs Poker Room Limited	United Kingdom
London Clubs South Africa Limited	United Kingdom
London Clubs Southend Limited	United Kingdom
London Clubs Trustee Limited	United Kingdom
MB Development, LLC	Nevada
MTR Gaming Group, Inc.	Delaware
MVCE Middle East, LLC (8)	Dubai
New Centaur, LLC	Delaware
New Gaming Capital Partnership	Nevada
New Jazz Enterprises, LLC	Nevada
New Robinson Property Group, LLC	Delaware
New Tropicana Holdings, Inc.	Delaware
New Tropicana OpCo, Inc.	Delaware
Non-CPLV Manager, LLC	Delaware
Octavius/Linq Intermediate Holding, LLC	Delaware
Old PID, Inc.	Pennsylvania
OS Holdco, LLC	Nevada
Pompano Park Holdings, LLC	Florida
Pompano Park JV Holdings, LLC(9)	Delaware
Parball LLC	Nevada
Parball Newco, LLC	Delaware
Paris CERP Manager, LLC	Nevada
Paris Las Vegas Operating Company, LLC	Nevada
Parlay Solutions, LLC(10)	Delaware
PHW Las Vegas, LLC	Nevada
PHW Manager, LLC	Nevada
PHWCUP, LLC	Delaware
PHWLV, LLC	Nevada
Pier at Caesars LLC	New Jersey
Playboy Club (London) Limited	United Kingdom
Players Bluegrass Downs, LLC	Kentucky
Players Holding, LLC	Nevada
Players International, LLC	Nevada
PPI, Inc.	Florida
PPI Development, LLC	Delaware
PPI Development Holdings, LLC	Delaware
Racelinebet, Inc.	Oregon
Rio CERP Manager, LLC	Nevada
Rio Properties, LLC	Nevada

Exhibit 21

Name	Jurisdiction of Incorporation
Robinson Property Group LLC	Mississippi
Roman Entertainment Corporation of Indiana	Indiana
Roman Holding Company of Indiana, LLC	Indiana
Romulus Risk and Insurance Company, Inc.	Nevada
Scioto Downs, Inc.	Ohio
SDRS, Inc.	Ohio
Sharp Dressed Man Las Vegas, LLC	Nevada
Sharp Dressed Man Manager, LLC(11	Nevada
Showboat Atlantic City Operating Company, LLC	New Jersey
Southern Illinois Riverboat/Casino Cruises, LLC	Illinois
St. Charles Gaming Company, L.L.C.	Delaware
Sterling Suffolk Racecourse, LLC (12)	Massachusetts
TEI (ES), LLC	Delaware
TEI (St. Louis) RE, LLC	Delaware
TEI (STLH), LLC	Delaware
TEI R7 Investment LLC	Delaware
The Caesars Foundation	Nevada
The Quad Manager, LLC	Delaware
The Sportsman Club Limited	United Kingdom
Tropicana Atlantic City Corp.	New Jersey
Tropicana Entertainment, Inc.	Delaware
Tropicana Laughlin, LLC	Nevada
Tropicana St. Louis LLC	Delaware
Tropicana St. Louis RE LLC	Delaware
TropWorld Games LLC	Nevada
Tunica Roadhouse LLC	Delaware
Vegas Development Land Owner, LLC	Delaware
Windsor Casino Limited	Canada

1	69% CEOC, LLC; 31% Caesars Resort Collection, LLC
2	75.8% CR Baltimore Holdings, LLC; 24.2% third party shareholders
3	42% Scioto Downs, Inc.; 58% third party shareholder
4	58.51% Caesars Baltimore Investment Company, LLC; 41.49% third party shareholders
5	80% Harrah's Illinois LLC; 20% third party shareholder
6	70% LCI (Overseas) Investments Pty Ltd.; 30% third party shareholders
7	8.65% GB Investor, LLC; 91.35% third party shareholder
8	49% Caesars Dubai LLC; 51% third party shareholder
9	50% PPI Development, LLC; 50% third party shareholder
10	50% Caesars Parlay Holdings, LLC; 50% third party shareholder
11	50% Caesars Hospitality, LLC; 50% third-party shareholder
12	4.09% Caesars Massachusetts Investment Company, LLC; 95.91% third party shareholders